Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 58 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 15, 1998, relating to the financial statements and financial highlights in the October 31, 1998 Annual Reports to Shareholders ("Annual Report") of Chase Vista Small Cap Equity Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund, Chase Vista Growth and Income Fund, Chase Vista Capital Growth Fund, Chase Vista Equity Income Fund, Chase Vista Small Cap Opportunities Fund, Chase Vista Focus Fund, Chase Vista U.S. Treasury Income Fund, Chase Vista U.S. Government Securities Fund, Chase Vista Bond Fund, Chase Vista Short Term Bond Fund, Chase Vista European Fund, Chase Vista Southeast Asian Fund, Chase Vista Japan Fund, Chase Vista Latin American Equity Fund, Chase Vista International Equity Fund and Chase Select Growth and Income Fund (separately managed portfolios of Mutual Fund Growth), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the heading "Independent Accountants" in the Statements of Additional Information.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 22, 1999